UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2016 (March 23, 2016)

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 23, 2016, pursuant to the authority granted to the Board of Directors (the “Board”) of Quanta Services, Inc. (the “Company”) by the Bylaws of the Company, as amended and restated, the Board approved an increase in the size of the Board from ten directors to twelve directors and, upon the recommendation of the Governance and Nominating Committee, elected Doyle N. Beneby and David M. McClanahan to serve as directors, filling the new positions.

There are no arrangements or understandings between either Mr. Beneby or Mr. McClanahan and any other person pursuant to which they were elected as directors. There are no transactions in which either Mr. Beneby or Mr. McClanahan has an interest that require disclosure under Item 404(a) of Regulation S-K. Mr. Beneby and Mr. McClanahan will serve as directors until the Company’s next annual meeting of stockholders or until their earlier resignation or removal or when a successor is duly elected and qualified. Mr. Beneby and Mr. McClanahan have not been appointed to any Board committees. Mr. Beneby and Mr. McClanahan will be compensated according to the terms of the Company’s current non-employee director compensation program and each will enter into the Company’s standard indemnification agreement for directors and officers. Descriptions of the compensation program and the standard indemnification agreement are set forth in the Company’s definitive proxy statement for the 2015 annual meeting of stockholders, which was filed with the SEC on April 9, 2015.

Item 7.01	Regulation FD Disclosure.

On March 23, 2016, the Company issued a press release announcing the election of Mr. Beneby and Mr. McClanahan as directors of the Company. A copy of the press release is furnished herewith as Exhibit 99.1 to this report.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press Release of Quanta Services, Inc. dated March 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2016	QUANTA SERVICES, INC.

	By:	/s/ Steven J. Kemps
		Name:	Steven J. Kemps
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of Quanta Services, Inc. dated March 23, 2016